UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2007

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                  0-16214                      14-0462060
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)

    1373 Broadway, Albany, New York                                  12204
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On June 26, 2007, the Company announced that William M. McCarthy, Executive Vice President, would be retiring from the Company at the end of September 2007. In connection with his departure from the Company, the Company and Mr. McCarthy have entered into a separation agreement, pursuant to which the Company agreed that Mr. McCarthy would receive severance payments over a period of two years totaling $1,003,108. In exchange, Mr. McCarthy released the Company from any further obligations related to his departure. A copy of the agreement is attached as an exhibit to this report.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 10(o)(viii) Agreement between Albany International Corp. and William M. McCarthy.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALBANY INTERNATIONAL CORP.

                                       By: /s/ Michael C. Nahl
                                             -----------------------------------
                                       Name: Michael C. Nahl
                                             Title: Executive Vice-President and
                                             Chief Financial Officer

                                       Date: July 13, 2007

Index to Exhibits

Exhibit No. Description
----------- ------------

10(o)(viii)       Agreement  between Albany  International  Corp. and William M.
                  McCarthy.